Stock-Based Compensation	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation	Stock-Based Compensation

We use various forms of share-based compensation which are summarized below. One stock unit is equivalent to one common share for accounting and earnings-per-share purposes. Shares are issued from treasury for the majority of our stock plans’ activity. All share information is presented in millions.

Stock options and stock units are granted pursuant to our Flexible Stock Plan (the "Plan"). Each option counts as one share against the shares available under the Plan, but each share granted for any other awards will count as three shares against the Plan.

At December 31, 2020, the following common shares were authorized for issuance under the Plan:

	Shares Available for Issuance	Maximum Number of Authorized Shares
Unexercised options	.5	.5
Outstanding stock units—vested	3.5	8.4
Outstanding stock units—unvested	.9	2.8
Available for grant	13.0	13.0
Authorized for issuance at December 31, 2020	17.9	24.7

The following table recaps the impact of stock-based compensation on the results of operations for each of the periods presented:

	Year Ended December 31
	2020		2019		2018
	To Be Settled With Stock	To Be Settled In Cash	To Be Settled With Stock	To Be Settled In Cash	To Be Settled With Stock	To Be Settled In Cash
Stock-based retirement plans contributions [2]	$3.5	$.7	$3.7	$.6	$5.6	$1.0
Discounts on various stock awards:
Deferred Stock Compensation Program [1]	2.2	—	2.1	—	1.9	—
Stock-based retirement plans [2]	1.4	—	1.3	—	1.3	—
Discount Stock Plan [6]	.9	—	1.0	—	1.1	—
Performance Stock Unit (PSU) awards: [3]
2018 and later PSU - TSR based 3A	3.2	(.7)	2.8	4.1	1.2	.8
2018 and later PSU - EBIT CAGR based 3B	(1.9)	(2.0)	3.8	5.3	2.9	2.5
2017 and prior PSU awards 3C	—	—	1.8	1.0	3.6	(1.3)
Profitable Growth Incentive (PGI) awards [4]	—	—	—	—	.9	.9
Restricted Stock Units (RSU) awards [5]	6.8	—	2.0	—	2.1	—
Other, primarily non-employee directors restricted stock	.9	—	1.4	—	.9	—
Total stock-related compensation expense (income)	17.0	$(2.0)	19.9	$11.0	21.5	$3.9
Employee contributions for above stock plans	12.2		13.1		14.0
Total stock-based compensation	$29.2		$33.0		$35.5

Tax benefits on stock-based compensation expense	$4.0		$4.7		$5.1
Tax benefits on stock-based compensation payments (As discussed below, we elected to pay selected awards in cash during 2018.)	2.5		5.6		3.9
Total tax benefits associated with stock-based compensation	$6.5		$10.3		$9.0
The following table recaps the impact of stock-based compensation on assets and liabilities for each of the periods presented:

	2020			2019
	Current	Long-term	Total	Current	Long-term	Total
Assets:
Diversified investments associated with the Executive Stock Unit Program [2]	$3.2	$42.7	$45.9	$2.8	$38.2	$41.0

Liabilities:
Executive Stock Unit Program [2]	$3.2	$42.2	$45.4	$2.8	$37.8	$40.6
Performance Stock Unit (TSR) award 3A	1.9	2.2	4.1	1.5	5.0	6.5
Performance Stock Unit (EBIT) award 3B	.4	1.3	1.7	4.1	3.7	7.8
Other - primarily timing differences between employee withholdings and related employer contributions to be submitted to various plans' trust accounts	5.9	—	5.9	6.2	—	6.2
Total liabilities associated with stock-based compensation	$11.4	$45.7	$57.1	$14.6	$46.5	$61.1
[1] Stock Option Grants

We have granted stock options in conjunction with our Deferred Compensation Program to senior executives on a discretionary basis, and historically to a broad group of employees.

Deferred Compensation Program

We offer a Deferred Compensation Program under which key managers and outside directors may elect to receive stock options, stock units, or interest-bearing cash deferrals in lieu of cash compensation:

•Stock options under this program are granted in the last month of the year prior to the year the compensation is earned. The number of options granted equals the deferred compensation times five, divided by the stock’s market price on the date of grant. The option has a 10-year term. It vests as the associated compensation is earned and becomes exercisable beginning 15 months after the grant date. Stock is issued when the option is exercised.
•Deferred stock units (DSU) under this program are acquired every two weeks (when the compensation would have otherwise been paid) at a 20% discount to the market price of our common stock on each acquisition date, and they vest immediately. Expense is recorded as the compensation is earned. Stock units earn dividends at the same rate as cash dividends paid on our common stock. These dividends are used to acquire stock units at a 20% discount. Stock units are converted to common stock and distributed in accordance with the participant’s pre-set election. However, stock units may be settled in cash, but only if there is not a sufficient amount of shares reserved for future issuance under the Flexible Stock Plan. Participants must begin receiving distributions no later than 10 years after the effective date of the deferral, and installment distributions cannot exceed 10 years.
•Interest-bearing cash deferrals under this program are reported in "Other long-term liabilities" on the Consolidated Balance Sheets and are disclosed in Note I.

	Options	Units	Cash
Aggregate amount of compensation deferred during 2020	$.8	$6.9	$.9
Options granted to a broad group of employees on a discretionary basis

Options are generally offered only in conjunction with the Deferred Compensation Program discussed above. We occasionally grant options to senior executives in connection with promotions or retention purposes, and prior to 2013, we granted stock options annually on a discretionary basis to a broad group of employees. Those options have a maximum term of 10 years and exercise prices equal to Leggett’s closing stock price on the grant date.

Grant date fair values are calculated using the Black-Scholes option pricing model and are amortized by the straight-line method over the options’ total vesting period (typically three years), except for employees who are retirement eligible. Expense for employees who are retirement eligible is recognized immediately.

Stock Option Summary

Stock option information for the plans discussed above is as follows:

	Total Stock Options	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Life in Years	Aggregate Intrinsic Value
Outstanding at December 31, 2019	.6	$33.03
Granted	—	42.44
Exercised	(.1)	22.82
Outstanding at December 31, 2020	.5	$35.72	4.7	$4.6
Vested or expected to vest	.5	$35.72	4.7	$4.6
Exercisable (vested) at December 31, 2020	.5	$35.33	4.6	$4.6

Additional information related to stock option activity for the periods presented is as follows:

	Year Ended December 31
	2020	2019	2018
Total intrinsic value of stock options exercised	$2.3	$23.6	$8.8
Cash received from stock options exercised	1.5	9.3	4.8
Total fair value of stock options vested	.9	.3	.8

The following table summarizes fair values calculated (and assumptions utilized) using the Black-Scholes option pricing model.

	Year Ended December 31
	2020	2019	2018
Aggregate grant date fair value	$.2	$ .5	$ <.1
Weighted-average per share grant date fair value	6.39	5.36	6.47
Risk-free interest rate	2.4%	2.8%	2.3%
Expected life in years	7.4	7.8	6.0
Expected volatility (over expected life)	22.1%	22.3%	19.4%
Expected dividend yield (over expected life)	3.7%	4.2%	3.1%

The risk-free rate is determined based on U.S. Treasury yields in effect at the time of grant for maturities equivalent to the expected life of the option. The expected life of the option (estimated average period of time the option will be outstanding) is estimated based on the historical exercise behavior of employees, with executives displaying somewhat longer holding periods than other employees. Expected volatility is based on historical volatility through the grant date, measured daily for a time period equal to the option’s expected life. The expected dividend yield is estimated based on the dividend yield at the time of grant.
[2] Stock-Based Retirement Plans

Prior to 2019, we had two stock-based retirement plans: the tax-qualified Stock Bonus Plan (SBP) for non-highly compensated employees, and the non-qualified Executive Stock Unit Program (ESUP) for highly compensated employees. We made matching contributions to both plans. In addition to the automatic 50% match, we would make another matching contribution of up to 50% of the employee’s contributions for the year if certain profitability levels, as defined in the SBP and the ESUP, were obtained.

For 2019 and thereafter, the provisions of the ESUP are unchanged. We merged the SBP with the Leggett & Platt, Incorporated 401(k) Plan and Trust Agreement (401(k) Plan) on December 31, 2018 (see Note M). After the merger, our common stock was added to the 401(k) Plan as an investment option, and participants may elect up to 20% of their contributions into our common stock beginning on January 1, 2019. Previously, participants could contribute up to 100% of their contributions into our common stock.

Participants in the ESUP may contribute up to 10% (depending upon certain qualifications) of their compensation above the threshold. Participant contributions are credited to a diversified investment account established for the participant, and we make premium contributions to the diversified investment accounts equal to 17.65% of the participant’s contribution. A participant’s diversified investment account balance is adjusted to mirror the investment experience, whether positive or negative, of the diversified investments selected by the participant. Participants may change investment elections in the diversified investment accounts, but cannot purchase Company common stock or stock units. The diversified investment accounts consist of various mutual funds and retirement target funds and are unfunded, unsecured obligations of the Company that will be settled in cash. Both the assets and liabilities associated with this program are presented in the table above and are adjusted to fair value at each reporting period.

Company matching contributions to the ESUP, including dividend equivalents, are used to acquire stock units at 85% of the common stock market price on the acquisition date. Stock units are converted to common stock at a 1-to-1 ratio upon distribution from the program and may be settled in cash but only if there is not a sufficient amount of shares reserved for future issuance under the Flexible Stock Plan.

Company matches in the ESUP fully vest upon five years of cumulative service, subject to certain participation requirements. Distributions are triggered by an employee’s retirement, death, disability, or separation from Leggett.

In 2020, employee contributions were $3.9, and employer premium contributions to diversified investment accounts were $.7. See the stock-based compensation table above for information regarding employer contributions.

Details regarding stock unit activity for the ESUP plan are reflected in the stock units summary table below.
3 PSU Awards

Starting in 2020 the long-term incentive awards were split between PSUs and RSUs. For executive officers, the split was two thirds PSUs and one third RSUs. For other selected participants, the award was granted at either half PSUs and half RSUs or 100% RSUs.
PSU awards have a component based on relative Total Shareholder Return (TSR = (Change in Stock Price + Dividends) / Beginning Stock Price) and another component based on EBIT Compound Annual Growth Rate (CAGR). These components are discussed below.

We intend to pay 50% in shares of our common stock and 50% in cash; although, we reserve the right, subject to Compensation Committee approval, to pay up to 100% in cash.

Cash settlements are recorded as a liability and adjusted to fair value at each reporting period. We elected to pay 100% of the 2015 award (paid in the first quarter 2018) in cash.
 3A 2018 and Later PSU - TSR Based
Most of the PSU awards are based 50% upon our TSR compared to a peer group. A small number of PSU awards are based 100% upon relative TSR for certain business unit employees to complement their particular mix of incentive compensation. Grant date fair values are calculated using a Monte Carlo simulation of stock and volatility data for Leggett and each of the peer companies. Grant date fair values are amortized using the straight-line method over the three-year vesting period.
The relative TSR vesting condition of the 2018 and later PSU award contains the following conditions:
•A service requirement—Awards generally “cliff” vest three years following the grant date; and
•A market condition—Awards are based on our TSR as compared to the TSR of a group of peer companies. The peer group consists of all the companies in the Industrial, Materials and Consumer Discretionary sectors of the S&P 500 and S&P Midcap 400 (approximately 300 companies). Participants will earn from 0% to 200% of the base award depending upon how our TSR ranks within the peer group at the end of the three-year performance period.

3B 2018 and Later PSU - EBIT CAGR Based
Most of the PSU awards are based 50% upon our or the applicable segment's EBIT CAGR. Grant date fair values are calculated using the grant date stock price discounted for dividends over the vesting period. Expense is adjusted every quarter over the three-year vesting period based on the number of shares expected to vest.
The EBIT CAGR portion of this award contains the following conditions:
•A service requirement—Awards generally “cliff” vest three years following the grant date; and
•A performance condition—Awards are based on achieving specified EBIT CAGR performance targets for our or the applicable segment's EBIT during the third year of the performance period compared to EBIT during the fiscal year immediately preceding the performance period. Participants will earn from 0% to 200% of the base award.
In connection with the decision to move a significant portion of the long-term incentive opportunity from a two-year to a three-year performance period by eliminating PGI awards, in February 2018, we also granted participants a one-time transition PSU award, based upon EBIT CAGR over a two-year performance period. This award was paid in the first quarter 2020. Average payout percentage of base award was 114%, and the number of shares paid was .1. The cash portion payout was $4.1.

3C 2017 and Prior PSU Awards
The 2017 award was paid out in 2020. The 2017 and prior PSU awards were based solely on relative TSR. Vesting conditions were the same as (3A) above, other than a maximum payout of 175% of the base award.
Below is a summary of shares and grant date fair value related to PSU awards for the periods presented:

	Year Ended December 31
	2020	2019	2018
TSR Based
Total shares base award	.1	.1	.1
Grant date per share fair value	$38.23	$57.86	$42.60
Risk-free interest rate	1.4%	2.4%	2.4%
Expected life in years	3.0	3.0	3.0
Expected volatility (over expected life)	24.0%	21.5%	19.9%
Expected dividend yield (over expected life)	3.6%	3.4%	3.3%

EBIT CAGR Based
Total shares base award	.1	.1	.1
Grant date per share fair value	$40.52	$39.98	$40.92
Vesting period in years	3.0	3.0	3.0

Three-Year Performance Cycle for PSU - TSR Based
Award Year	Completion Date	TSR Performance Relative to the Peer Group (1%=Best)		Payout as a Percent of the Base Award	Number of Shares Distributed	Cash Portion	Distribution Date
2016	December 31, 2018	78	th percentile	—%	—	$—	First quarter 2019
2017	December 31, 2019	63	rd percentile	49.0%	.1 million	$1.6	First quarter 2020
2018	December 31, 2020	60	th percentile	56.0%	< .1 million	$2.0	First quarter 2021

Three-Year Performance Cycle for PSU - EBIT CAGR Based
Award Year	Completion Date	Payout as a Percent of the Base Award	Number of Shares Distributed	Cash Portion	Distribution Date
2018	December 31, 2020	16.0%	<.1 million	$.4	First quarter 2021
4 PGI Awards

In 2017 and prior years, certain key management employees participated in a PGI program, which was replaced in 2018 with the PSU-EBIT CAGR award discussed above. As of the first quarter 2019, all PGI awards have been paid out. The PGI awards vested (0% to 250%) at the end of a two-year performance period based on our, or the applicable profit center's, revenue growth (adjusted by a GDP factor when applicable) and EBITDA margin at the end of a two-year performance period. We paid the 2017 award half in shares of our common stock and half in cash. We elected to pay the 2016 award (paid in the first quarter of 2018) in cash. Both components were adjusted to fair value at each reporting period.

Two-Year Performance Cycle
Award Year	Completion Date	Average Payout as a Percent of the Base Award	Estimated Number of Shares	Cash Portion	Distribution Date
2016	December 31, 2017	44.0%	—	$2.0	First quarter 2018
2017	December 31, 2018	155.0%	<.1 million	$2.2	First quarter 2019
[5] Restricted Stock Unit Awards

Starting in 2020, the RSU award was amended so that those who retire (1) after age 65 or (2) after the date where the participant’s age plus years of service are greater than or equal to 70 years, will continue to receive shares that will vest after the retirement date. Expense associated with these retirement-eligible employees is recognized immediately at the RSU grant date. For those employees who become retirement eligible after the grant date, any remaining RSU expense is recognized at the date the employee meets the retirement-eligible criteria.

RSU awards are generally granted as follows:

•Annual awards to selected managers;
•On a discretionary basis to selected employees; and
•As compensation for outside directors

Starting in 2020 RSUs are granted as part of the long-term incentive awards, along with PSUs, to executive officers and other selected participants as discussed in the PSU Awards section above.

The value of these awards is determined by the stock price on the day of the award, and expense is recognized over the vesting period, except for retirement-eligible employees that are expensed as they become retirement eligible.

Stock Units Summary

As of December 31, 2020, the unrecognized cost of non-vested stock units that is not adjusted to fair value was $5.1 with a weighted-average remaining contractual life of one year.

Stock unit information for the plans discussed above is presented in the table below:

	DSU	ESUP	PSU*	RSU	Total Units	Weighted Average Grant Date Fair Value per Unit	Aggregate Intrinsic Value
Unvested at December 31, 2019	—	—	1.0	.1	1.1	$33.30
Granted based on current service	.3	.2	—	.2	.7	39.21
Granted based on future conditions	—	—	.2	—	.2	19.66
Vested	(.3)	(.2)	(.1)	(.2)	(.8)	55.82
Forfeited	—	—	(.3)	—	(.3)	25.92
Unvested at December 31, 2020	—	—	.8	.1	.9	$24.07	$42.3
Fully vested shares available for issuance at December 31, 2020					3.5		$153.6

*PSU awards are presented at maximum payout of 200%

	Year Ended December 31
	2020	2019	2018
Total intrinsic value of vested stock units converted to common stock	$11.7	$8.0	$12.1
[6] Discount Stock Plan

Under the Discount Stock Plan (DSP), a tax-qualified §423 stock purchase plan, eligible employees may purchase shares of Leggett common stock at 85% of the closing market price on the last business day of each month. Shares are purchased and issued on the last business day of each month and generally cannot be sold or transferred for one year.

Average 2020 purchase price per share (net of discount)	$32.50
2020 number of shares purchased by employees	.2
Shares purchased since inception in 1982	23.5
Maximum shares under the plan	27.0